CASTLE CONVERTIBLE FUND, INC.
                               75 Maiden Lane
                          New York, New York 10038

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

      The 1995 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 75 Maiden Lane, New York, New York 10038, 12th Floor, on December 5, 1995 at 12:00 noon for the following purposes:

      1.   To elect seven (7) Directors for the ensuing year.

      2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 1996.

      3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      Shareholders of record as of the close of business on October 23, 1995 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                       By order of the Board of Directors

                                       DAVID D. ALGER
                                       President

Dated:  October 24, 1995
        New York, New York


                               PROXY STATEMENT
                                     for
                   THE 1995 ANNUAL MEETING OF SHAREHOLDERS
                                      of
                        CASTLE CONVERTIBLE FUND, INC.
                       To be held on December 5, 1995

                                INTRODUCTION

      The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at 12:00 noon on December 5, 1995 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

      If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

      This Proxy Statement is being mailed to shareholders on or about October 24, 1995. The address of the principal executive office of the Fund is 75 Maiden Lane, New York, New York 10038.

      A copy of the Fund's most recent annual report and its subsequent semi-annual report will be sent to you without charge upon written request to the Fund, 75 Maiden Lane, New York, NY 10038 or by calling 800-223-3810 toll-free.

                   INFORMATION REGARDING VOTING SECURITIES

      The Fund has only one class of shares, of which 2,236,003 shares were issued and outstanding as of the close of business on October 23, 1995, the record date for determining shareholders entitled to receive notice of, and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

      The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 23, 1995:

                                               Amount of
Title of           Name and Address            Beneficial       Percent of
 Class           of Beneficial Owners          Ownership          Class
--------         --------------------          ----------       ----------

Common Stock     Alger Associates, Inc.      306,056 shs.*        13.69%
                 75 Maiden Lane
                 New York City, NY 10038

Common Stock     All Directors and           310,597 shs.**       13.89%
                 Officers as a Group

<F1>*     Included in this figure are 71,844 shares owned by Fred Alger &
          Company, Incorporated, a wholly-owned subsidiary of Alger Associates, Inc.
<F2>**    Included in this figure are 308,756 shares beneficially owned by Fred
          M. Alger III, 1,441 shares beneficially owned by Lester L. Colbert, Jr.,
          300 shares beneficially owned by John T. Sargent and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the
          308,756 shares beneficially owned by Mr. Alger are the 306,056 shares listed in the table above as being held by Alger Associates, Inc.

                      INFORMATION REGARDING THE ADVISER

      Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 75 Maiden Lane, New York, New York 10038. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and Alger are Delaware corporations and the Adviser is a New York corporation.

      The Adviser has been engaged in the business of rendering investment advisory services since 1964 and the Adviser had approximately $4.8 billion of assets, including those of the Fund, under management as of September 30, 1995.

      The names and principal occupations of the directors and principal executive officers of the Adviser are as follows:

      Name                              Principal Occupations
      ----                              ---------------------

Fred M. Alger III     Chairman of the Board of Alger Associates, the
  Age: 60             Adviser,Alger, Alger Prop-erties, Inc. ("Properties"),
                      Alger Shareholder Services, Inc. ("Services"), Alger
                      Life Insurance Agency, Inc. ("Agency"), the Fund,
                      Spectra Fund, Inc., The Alger Fund, The Alger American
                      Fund, The Alger Defined Contribution Trust, Spectra
                      Fund and Analysts Resources, Inc. ("ARI").

David D. Alger        President and Director of Alger Associates, the
  Age: 51             Adviser, Alger, Properties, Services, Agency, the Fund
                      and Spectra Fund, Inc.; President and Trustee of The
                      Alger Fund, The Alger American Fund, The Alger Defined
                      Contribution Trust and Spectra Fund; Executive Vice
                      President and Director of ARI.

Gregory S. Duch       Executive Vice President, Treasurer and Director of
  Age: 44             the Adviser and Proper ties; Executive Vice President
                      and Treasurer of Alger Associates, Alger, Services,
                      Agency and ARI; Treasurer of  the Fund, Spectra Fund,
                      Inc., The Alger Fund, The Alger American Fund, The
                      Alger Defined Contribution Trust and Spectra Fund.

Nanci K. Staple       Secretary of Alger Associates, the Adviser, Alger,
  Age: 51             Properties, Services, Agency, ARI, the Fund, Spectra
                      Fund, Inc., The Alger Fund, The Alger American Fund,
                      The Alger Defined Contribution Trust and Spectra Fund.

      All of the above have been employed by the Adviser for more than the past five years. Where noted, the individuals have served as officers of the Fund, of Spectra Fund, Inc. of The Alger American Fund and of The Alger Fund for at least five years; as officers of The Alger Defined Contribution Trust since 1993; and as officers of Spectra Fund since 1995. The business address of each of the foregoing is 75 Maiden Lane, New York, New York 10038.

      Mr. Fred M. Alger III owns approximately 53.1% of Alger Associates' voting securities and may be deemed to control Alger Associates, the Adviser and Alger. Mr. David D. Alger owns approximately 17.2% of Alger Associates' outstanding voting securities.

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

      It is proposed to elect as directors the nominees shown below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

                                                                Shares of the
                                                              Fund Beneficially
                                                               Owned Directly
          Name, Age and Business              Director of      or Indirectly,       Percent
            Experience for the                 the Fund             as of          of Shares
              Last Five Years                   Since         October 23, 1995    Outstanding
          ----------------------              -----------     -----------------   -----------

*  Fred M. Alger III, 60                     February 1974     308,756 Shs.**       13.81%
     Chairman of the Board of Alger
     Associates, the Adviser, Alger,
     Properties, Services, Agency, ARI,
     the Fund, Spectra Fund, Inc., The
     Alger Fund, The Alger American Fund,
     The Alger Defined Contribution Trust
     and Spectra Fund. Formerly Chairman
     of the Board and President of Alger
     Associates, the Adviser, Alger,
     Properties, Services, Agency,
     Spectra Fund, Inc., The Alger Fund,
     The Alger American Fund and The
     Alger Defined Contribution Trust;
     Chairman of the Board of FAAMI and
     ARI.

*  David D. Alger, 51                        February 1993           0 Shs.          0.00%
     President and Director of Alger
     Associates, the Adviser, Alger,
     Properties, Services, Agency, the
     Fund and Spectra Fund, Inc.;
     President and Trustee of The Alger
     Fund, The Alger American Fund, The
     Alger Defined Contribution Trust and
     Spectra Fund; Executive Vice
     President and Director of ARI.
     Formerly Executive Vice President
     and Director of Alger Associates,
     the Adviser, Alger, Properties,
     Services, Agency, FAAMI and ARI;
     Vice President and Director of
     Spectra Fund, Inc.; Vice President
     and Trustee of The Alger Fund, The
     Alger American Fund and The Alger
     Defined Contribution Trust.

   Lester L. Colbert, Jr., 61                September 1974      1,441 Shs.          0.06%
     Director of the Fund; private
     investor since 1988. Formerly
     Chairman of the Board, President and
     Chief Executive Officer of Xidex
     Corporation.

   Arthur M. Dubow, 62                       February 1974       4,000 Shs.          0.18%
     President of Fourth Estate, Inc.;
     private investor since 1985;
     Director of Spectra Fund, Inc., the
     Fund, The Beard Company and Coolidge
     Investment Corporation; Trustee of
     The Alger Fund, The Alger American
     Fund, The Alger Defined Contribution
     Trust and Spectra Fund. Formerly
     Chairman of the Board of
     Institutional Shareholder Services,
     Inc.

   Stephen E. O'Neil, 63                     January 1973            0 Shs.          0.00%
     Of Counsel to the law firm of Baker,
     Nelson, Mishkin & Kohler; private
     investor since 1981; Director of
     Spectra Fund, Inc., the Fund,
     NovaCare, Inc., Syntro Corporation
     and Brown-Forman Corporation;
     Trustee of The Alger Fund, The Alger
     American Fund, The Alger Defined
     Contribution Trust and Spectra Fund.
     Formerly President and Vice Chairman
     of City Investing Company and
     Director of Centerre Bancorporation.

   Nathan Emile Saint-Amand, M.D., 57        September 1986        100 Shs.          0.00%
     Medical doctor in private practice;
     Director of Spectra Fund, Inc. and
     the Fund; Trustee of The Alger Fund,
     The Alger American Fund, The Alger
     Defined Contribution Trust and
     Spectra Fund.

   John T. Sargent, 71                       May 1986              300 Shs.          0.01%
     Private investor since 1987;
     Director of River Bank America,
     Atlantic Mutual Insurance Co.,
     Spectra Fund, Inc. and the Fund;
     Trustee of The Alger Fund, The Alger
     American Fund, The Alger Defined
     Contribution Trust and Spectra Fund.

<F1>*    Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.
<F2>**   The 308,756 shares of the Fund listed as owned by Mr. Alger include
         234,212 shares owned by Alger Associates, Inc. and 71,844 shares owned by Fred Alger & Company, Incorporated, a wholly-owned subsidiary of Alger Associates, Inc. in which Mr. Alger owns approximately 53.1% of the voting securities.

Officers, Directors and Related Matters

      No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund as defined in the Investment Company Act of 1940 receives from the Fund a quarterly fee of $2,000 for his services as Director, but such fee has been and will be reduced proportionately for each meeting of the Board of Directors which such Director does not attend during the quarter. During the fiscal year ended October 31, 1994, all such Directors received an aggregate of $37,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to Disinterested Directors of the Fund during the fiscal year ended October 31, 1994.

                             COMPENSATION TABLE

                                                                    Total Compensation Paid to Directors from
                                                                      The Alger Defined Contribution Trust,
                                            Aggregate                            The Alger Fund,
                                           Compensation                     The Alger American Fund,
                                               from                     Castle Convertible Fund, Inc. and
    Name of Person, Position       Castle Convertible Fund, Inc.                Spectra Fund, Inc.
    ------------------------       -----------------------------    -----------------------------------------

Lester L. Colbert, Jr., Director               $5,000                                $ 5,000
Arthur M. Dubow, Director                      $8,000                                $28,130
Stephen E. O'Neil, Director                    $8,000                                $28,130
Nathan E. Saint-Amand, Director                $8,000                                $28,130
John T. Sargent, Director                      $8,000                                $28,130

      There were five meetings of the Board of Directors held during the last fiscal year. All of the Directors except Mr. Colbert attended at least 75% of the meetings held during their terms of office.

      The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions. The Board of Directors has an audit committee consisting of Stephen E. O'Neil, John T. Sargent and Arthur M. Dubow.

      Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2:  RATIFICATION OF THE SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he so desires.

      Management recommends that shareholders vote FOR Proposal No. 2.

                                 LITIGATION

      The Fund is not a party to any material litigation.

                                OTHER MATTERS

      Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                           SHAREHOLDERS' PROPOSALS

      A shareholder proposal intended to be presented at the Fund's 1996 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

75 Maiden Lane
New York, New York

Dated: October 24, 1995

      If you cannot attend the meeting, you are urged to fill in, sign and date the enclosed Proxy and return it as promptly as possible. An addressed envelope is enclosed for your convenience.